UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2003


                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


     0-27460                                           16-1158413
(Commission File Number)                    (I.R.S. Employer Identification No.)


205 Indigo Creek Drive, Rochester, New York                   14626
 (Address of principal executive offices)                   (Zip Code)


                                 (585) 256-0200
                (Company's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On March 17, 2003, Performance Technologies announced it had appointed Robert Tillman, former president of Ziatech Corporation, to its Board of Directors.

Mr. Tillman joined Ziatech Corporation in 1997 as president and led the organization as an independent embedded systems supplier until October 2000, when Intel Corporation acquired the company. After the acquisition by Intel, Mr. Tillman held the position of general manager for the Ziatech operation until October 2002, when Performance Technologies acquired this group. Mr. Tillman came to Ziatech following a 25-year career with Hewlett-Packard, where he served as division general manager for four different locations.

A press release  announcing  the foregoing  matter is filed  herewith as Exhibit
99.1


In a letter dated April 2, 2003 to the Chairman of our Board of Directors,  Paul
L. Smith indicated that he has decided not to stand for re-election to another term as a Director of Performance Technologies, Incorporated. Mr. Smith has served as a Director since 1993 and his current term expires as of June 3, 2003.

Mr. Smith stated that changes in his personal priorities and obligations would make it difficult for him to actively and fully participate as a Director in the future. He further stated that he had no disagreements with the Board of Directors or management of the Company.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

(c)  Exhibits.

     (99.1) Press release issued by Performance  Technologies,  Incorporated  on
            March 17, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     PERFORMANCE TECHNOLOGIES, INCORPORATED


April 10, 2003                      By: /s/      Donald L. Turrell
                              -------------------------------------
                                                 Donald L. Turrell
                                                 President and
                                                 Chief Executive Officer




April 10, 2003                     By: /s/       Dorrance W. Lamb
                              -------------------------------------
                                                 Dorrance W. Lamb
                                                 Chief Financial Officer and
                                                 Vice President, Finance

                                                                 Exhibit 99.1


              Performance Technologies Appoints Former President of
                   Ziatech Corporation to Board of Directors

ROCHESTER, N.Y. - March 17, 2003 - Performance Technologies (Nasdaq NM: PTIX), a leader in unified systems design for the communications, industrial and military markets, today announced it has appointed Robert Tillman, former president of Ziatech Corporation, to its Board of Directors.

Mr. Tillman joined Ziatech Corporation in 1997 as president and led the organization as an independent embedded systems supplier until October 2000, when Intel Corporation acquired the company. After the acquisition by Intel, Mr. Tillman held the position of general manager for the Ziatech operation until October 2002, when Performance Technologies acquired this group. Mr. Tillman came to Ziatech following a 25-year career with Hewlett-Packard, where he served as division general manager for four different locations.

"Over the past several months, Performance Technologies has realigned its position in the market to offer a more unified set of systems and solutions to a wider target market. The Ziatech acquisition was the primary thrust behind this expansion, and we fully expect to benefit from Bob's experience as a former senior executive of the Ziatech organization as we move the company forward," said John Slusser, chairman of the board. "We are honored to have someone of his knowledge, depth and experience on our Board. He will be an important asset to this organization."